SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]   Definitive Proxy Statement



[X]    Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)

            Fidelity Municipal Trust II
            (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


   FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
 FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
SPARTAN AGGRESSIVE MUNICIPAL FUND
Telephone Voting Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ______ (FOUR OPTIONS HERE: FIDELITY OHIO MUNICIPAL MONEY MARKET FUND, FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND, SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND, OR SPARTAN AGGRESSIVE MUNICIPAL
FUND). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS [(if Spartan Aggressive, it is only 1
proposal] THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.   I AM CALLING
YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE SO.
IF THE CUSTOMER IS A PREMIUM CUSTOMER: IF YOU WOULD LIKE TO TALK TO YOUR FIDELITY PREMIUM TEAM AT ANY POINT, I WOULD BE HAPPY TO TRANSFER THE CALL.
NOTE: PREMIUM HOURS ARE 8-8PM ACROSS ALL TIME ZONES, MONDAY THROUGH FRIDAY.
 If customer wants to be transferred, call 1-800-544-4442. When prompted, enter Premium team number (do not enter "005" for Team 005. For Team 005, enter 5). If you do not have the team number, stay on the line. Conference in Fidelity at 1-800-544-8888, introduce the customer, and transfer the call. (End call.)
HAVE YOU RECEIVED THE ______ (FOUR OPTIONS: FIDELITY OHIO MUNICIPAL MONEY MARKET FUND, FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND, SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND, OR SPARTAN AGGRESSIVE MUNICIPAL
FUND) PROXY MATERIAL? THE PACKAGE WAS MAILED IN LATE MAY. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with 2 yellow stripes, 1 vertical and 1 horizontal.)
If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)
Tell the shareholder that a new package will be overnighted to him/her.
Ask the shareholder to review the material upon receipt and vote his/her shares by signing and dating the proxy card. Fidelity will provide a Federal Express envelope to speed the return of his/her signed proxy. He/She will need to call Federal Express, who will pick up the envelope at his/her location. There is no charge for either the phone call or the pick-up. Inform the shareholder that if he/she wishes to vote by fax, he/she may do so. Thank the shareholder for his/ her time. (End phone call.)
I WILL HAVE A NEW PROXY PACKAGE OVERNIGHTED TO YOU VIA FEDERAL EXPRESS. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING AND DATING THE PROXY CARD. YOU CAN THEN CALL FEDERAL EXPRESS WHO WILL PICK UP THE FEDERAL EXPRESS ENVELOPE THAT FIDELITY WILL PROVIDE. FEDERAL EXPRESS WILL PICK UP THE ENVELOPE AT YOUR LOCATION. THERE IS NO CHARGE FOR EITHER THE PHONE CALL OR THE PICK-UP. PLEASE RESPOND WHEN YOU RECEIVE THE PACKAGE TO ENSURE THAT YOUR VOTE IS RECEIVED BEFORE THE SHAREHOLDER MEETING ON JULY16TH. THANK YOU FOR YOUR TIME THIS EVENING.
(End call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON JULY 16TH.
If YES: Q. DO YOU HAVE ANY QUESTIONS?
If YES: Only answer questions using the proxy material. (See attached list of approved Q&A. For Spartan Aggressive, see attached shareholder letter). (DO NOT GUESS). If the shareholder has questions that are account-specific or outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.

[Are questions outside scope of proxy statement?]
If YES: Conference in Fidelity at 1-800-544-8888, introduce the customer, and transfer the call. (End call.)

 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ ( FOUR OPTIONS: FIDELITY OHIO MUNICIPAL MONEY MARKET FUND, FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND, SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND, OR SPARTAN AGGRESSIVE MUNICIPAL FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

[Are questions outside scope of proxy statement?]
If YES and Premium customer:
Conference in Fidelity at 1-800-544-4442. Note: Premium hours are 8-8pm across all time zones, Monday through Friday. When prompted enter Premium team number (do not enter "005" for Team 005. For Team 005, enter 5). If you do not have the team number, stay on the line, introduce the customer, and transfer the call. (End call.)
 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ ( FOUR OPTIONS: FIDELITY OHIO MUNICIPAL MONEY MARKET FUND, FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND, SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND, OR SPARTAN AGGRESSIVE MUNICIPAL FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A PREMIUM SHAREHOLDER ON HOLD AND HE/SHE HAS FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)
If NO: Politely refer them to Fidelity at 1-800-544-8888. Thank the shareholder for his/ her time. (End phone call.)
If shareholder sounds hostile:
 Thank the shareholder for his/her time. (End phone call.)
 OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO
 CALL THEM AT ANOTHER TIME.  THE PHONE NUMBER IS 1-800-544-8888.
 THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.

 - Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

 TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.
 WOULD YOU LIKE TO VOTE BY TELEPHONE?
  If NO: Politely refer him/her to Fidelity at 1-800- 544-8888. (end call) If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER? (If it doesn't match, ask for the last four digits of the social security number on the account.)
 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR JULY 16TH. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 IF YOU WOULD LIKE, YOU CAN VOTE "FOR" MANAGEMENT. OTHERWISE, I WILL READ YOU EACH OF THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN" FOR EACH PROPOSAL:
FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
 THE PROPOSALS ARE 1) TO ELECT A BOARD OF TRUSTEES; (2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST;
(3) TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST; (4) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR OHIO MUNICIPAL MONEY MARKET FUND; (5) TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES OF OHIO MUNICIPAL MONEY MARKET FUND; (6) TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING OF OHIO MUNICIPAL MONEY MARKET FUND; AND
(7) TO AMEND THE FUNDAMENTAL LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY OF OHIO MUNICIPAL MONEY MARKET FUND.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
 THE PROPOSALS ARE 1) TO ELECT A BOARD OF TRUSTEES; (2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST;
(3) TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST; (4) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR MICHIGAN MUNICIPAL MONEY MARKET FUND; (5) TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES OF MICHIGAN MUNICIPAL MONEY MARKET FUND; (6) TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING OF MICHIGAN MUNICIPAL MONEY MARKET; AND (7) TO AMEND THE FUNDAMENTAL LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY OF MICHIGAN MUNICIPAL MONEY MARKET FUND.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
 THE PROPOSALS ARE 1) TO ELECT A BOARD OF TRUSTEES; (2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST;
(3) TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
SPARTAN AGGRESSIVE MUNICIPAL FUND
 THE MERGER PROPOSAL IS: "TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN AGGRESSIVE MUNICIPAL FUND AND FIDELITY AGGRESSIVE MUNICIPAL FUND."
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF YOUR
VOTE TO YOU BY MAIL.   THANKS FOR YOUR TIME THIS EVENING. (End call.)

FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
 FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
SPARTAN AGGRESSIVE MUNICIPAL FUND
FAX INSTRUCTIONS
[For customers who would like to fax their vote to the proxy tabulator:]
IF YOU WOULD LIKE, YOU CAN FAX YOUR SIGNED PROXY CARD TO THE PROXY TABULATOR. THE FAX NUMBER IS 1-888-451-8683. IF YOU CHOOSE TO FAX, PLEASE FAX BOTH THE FRONT AND BACK OF YOUR CARD.

FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
 FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
SPARTAN AGGRESSIVE MUNICIPAL FUND
(CIRCLE ONE)
LOG SHEET
 Date__________________
 DF King Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder Name_______________________________________________________
Street Address _________________________________________________________
City_________________________State_____________Zip Code_________________
Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________
Comments
Notable Shareholder Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________
Was Shareholder Transferred to Fidelity Representative?
Yes_______No________

FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
 FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
SPARTAN AGGRESSIVE MUNICIPAL FUND
Script for Leaving a Message on an Answering Machine
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON RECENT PROXY MAILING THEY SENT YOU REGARDING THE ______ (FOUR OPTIONS HERE: FIDELITY OHIO MUNICIPAL MONEY MARKET FUND, FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND, SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND, OR SPARTAN AGGRESSIVE MUNICIPAL
FUND). WE ARE ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.
AS AN OWNER OF THE ______ (FOUR OPTIONS: FIDELITY OHIO MUNICIPAL MONEY MARKET FUND, FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND, SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND, OR SPARTAN AGGRESSIVE MUNICIPAL
FUND), YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL FIDELITY AT 1-800-544-8888 [IF PREMIUM, <UNDEF> PLEASE CALL YOUR FIDELITY PREMIUM SERVICES TEAM AT 1-800-544-4442 FROM 8AM - 8 PM ACROSS ALL TIME ZONES, MONDAY THROUGH FRIDAY.] . THANK YOU FOR YOUR TIME.